EXHIBIT F

JOINT FILING AGREEMENT

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D (including amendments thereto) to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule jointly on behalf of each such party.

CHAN KING YUET, INDIVIDUALLY AND AS REPRESENTATIVE

/s/ Chan King Yuet
Chan King Yuet

BARRY KING HON CHAN, INDIVIDUALLY

/s/ Barry King Hon Chan*
Barry King Hon Chan

MAGNOLIA ULAN FUNG, INDIVIDUALLY

/s/ Magnolia Ulan Fung*
Magnolia Ulan Fung

SU HU, INDIVIDUALLY

/s/ Su Hu*
Su Hu

HING CHOI HUI, INDIVIDUALLY

/s/ Hing Choi Hui*
Hing Choi Hui

YUN MING ROGER LEUNG AND YUEN WAH LEUNG (JT TEN)

/s/ Yun Ming Roger Leung*
Yun Ming Roger Leung

/s/ Yuen Wah Leung*
Yuen Wah Leung

WAI NGAI HUI, INDIVIDUALLY

/s/ Wai Ngai Hui*
Wai Ngai Hui

NG HON MING AND SZE WANG (JT TEN)

/s/ Ng Hon Ming*
Ng Hon Ming

SZE WANG

/s/ Sze Wang*
Sze Wang

YANG JING XIAN, INDIVIDUALLY

/s/ Yang Jing Xian*
Yang Jing Xian

SAMUEL TAN HOCK MENG, INDIVIDUALLY

/s/ Samuel Tan Hock Meng*
Samuel Tan Hock Meng

MO HING WAI, INDIVIDUALLY

/s/ Mo Hing Wai*
Mo Hing Wai

CHANG YUN CHI, INDIVIDUALLY

/s/ Chang Yun Chi*
Chang Yun Chi

JOVIN CHIM CHAI SHAN, INDIVIDUALLY

/s/ Jovin Chim Chai Shan*
Jovin Chim Chai Shan

MA FUN CHIU, INDIVIDUALLY

/s/ Ma Fun Chiu*
Ma Fun Chiu

WONG NGA CHUNG, INDIVIDUALLY

/s/ Wong Nga Chung*
Wong Nga Chung

YAU SIK HON, INDIVIDUALLY

/s/ Yau Sik Hon*
Yau Sik Hon

EDMOND MAN GONG DANG, INDIVIDUALLY

/s/ Edmond Man Gong Dang*
Edmond Man Gong Dang

CHAN YIN WA, INDIVIDUALLY

/s/ Chan Yin Wa*
Chan Yin Wa

HO MAN KEI, INDIVIDUALLY

/s/ Ho Man Kei*
Ho Man Kei

LAI CHUN HUNG, INDIVIDUALLY

/s/ Lai Chun Hung*
Lai Chun Hung

LAU KAM KWAI, INDIVIDUALLY

/s/ Lau Kam Kwai*
Lau Kam Kwai

DAVID LAU MAN CHU, INDIVIDUALLY

/s/ David Lau Man Chu*
David Lau Man Chu

LEUNG YUET WAH, INDIVIDUALLY

/s/ Leung Yuet Wah*
Leung Yuet Wah

LINCOLN WONG, INDIVIDUALLY

/s/ Lincoln Wong*
Lincoln Wong

YAU SHU CHEUNG, INDIVIDUALLY

/s/ Yau Shu Cheung*
Yau Shu Cheung

YAM WAI YEE, INDIVIDUALLY

/s/ Yam Wai Yee*
Yam Wai Yee

PETER LAM YUK HO, INDIVIDUALLY

/s/ Peter Lam Yuk Ho*
Peter Lam Yuk Ho

BONNIO LEE KWONG CHAK, INDIVIDUALLY

/s/ Bonnio Lee Kwong Chak*
Bonnio Lee Kwong Chak

LEUNG YUET NGOR, INDIVIDUALLY

/s/ Leung Yuet Ngor*
Leung Yuet Ngor

MIMI TANG KAM YIU, INDIVIDUALLY

/s/ Mimi Tang Kam Yiu*
Mimi Tang Kam Yiu

CHAN SI WA, INDIVIDUALLY

/s/ Chan Si Wa*
Chan Si Wa

HSIEH JEN FENG, INDIVIDUALLY

/s/ Hsieh Jen Feng*
Hsieh Jen Feng

LAI CHENG YANG, INDIVIDUALLY

/s/ Lai Cheng Yang*
Lai Cheng Yang

LAU WONG BEBBIE SUET WA, INDIVIDUALLY

/s/ Lau Wong Bebbie Suet Wa*
Lau Wong Bebbie Suet Wa

LEE MENG HUNG, INDIVIDUALLY

/s/ Lee Meng Hung*
Lee Meng Hung

ANNIE HUNG, INDIVIDUALLY

/s/ Annie Hung*
Annie Hung

KARINA NG, INDIVIDUALLY

/s/ Karina Ng*
Karina Ng

LAM KEN, INDIVIDUALLY

/s/ Lam Ken*
Lam Ken

JOANNA WONG, INDIVIDUALLY

/s/ Joanna Wong*
Joanna Wong

TANG CHING WAN, INDIVIDUALLY

/s/ Tang Ching Wan*
Tang Ching Wan

TSANG MUN TING, INDIVIDUALLY

/s/ Tsang Mun Ting *
Tsang Mun Ting

KIN CHUNG CHENG AND MEI MEI REBECCA YIM (JTEN)

/s/ Kin Chung Cheng*
Kin Chung Cheng

MEI MEI REBECCA YIM

/s/ Mei Mei Rebecca Yim*
Mei Mei Rebecca Yim

SUT KIT CHENG, INDIVIDUALLY

/s/ Sut Kit Cheng*
Sut Kit Cheng

CHI FAI WONG, INDIVIDUALLY

/s/ Chi Fai Wong*
Chi Fai Wong

MEI MEI REBECCA YIM, INDIVIDUALLY

/s/ Mei Mei Rebecca Yim*
Mei Mei Rebecca Yim

HIROO MAHTANI AND MAYA MAHTANI (JT TEN)

/s/ Hiroo Mahtani*
Hiroo Mahtani

MAYA MAHTANI

/s/ Maya Mahtani*
Maya Mahtani

MAN KWAN FONG, INDIVIDUALLY

/s/ Man Kwan Fong*
Man Kwan Fong

DAVID WUNG POK LIU, INDIVIDUALLY

/s/ David Wung Pok LIU*
David Wung Pok LIU

KERRY KA YAN NG, INDIVIDUALLY

/s/ Kerry Ka Yan Ng*
Kerry Ka Yan Ng